Exhibit 10(j)(3)

AMENDMENT NO. 4

TO THE

XEROX UNIVERSAL LIFE PLAN

W I T N E S S E T H:

WHEREAS, Xerox Corporation (the “Company”) has established the Xerox Universal Life Plan which is presently set forth in the “Xerox Universal Life Plan”, as amended by Amendment Nos. 1 through 3 (hereinafter referred to as the “Plan”), and

WHEREAS, the Company desires to amend the Plan,

NOW, THEREFORE, the Plan is hereby amended as follows:

1.	Section 1.20 shall be amended to remove the quotation mark at the end thereof.

2.	The address of Xerox Corporation provided in Section 9.1 shall be amended to read in its entirety as follows:

“Xerox Corporation 45 Glover Avenue Norwalk, CT 06856-4505”.

3.	The title of one of the Participation Agreements (Schedule B) to the Plan which previously read as follows:

“Schedule B XEROX UNIVERSAL LIFE PLAN PARTICIPATION AGREEMENT (for non-CLIP Participants)”

shall be amended to read in its enitrety as follows:

“Schedule B XEROX UNIVERSAL LIFE PLAN PARTICIPATION AGREEMENT”.

This amendment is effective as of the date hereof. In all other respects the Plan shall remain unchanged.

IN WITNESS WHEREOF, the Company has caused this Amendment to be signed as of the 28th day of September, 2009.

XEROX CORPORATION

By:	/S/ PATRICIA M. NAZEMETZ
Vice President